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                                                                   EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 2-97014, 33-42276, 33-62944, 333-10987, 333-53695, 333-53715, 333-87771,
333-87775, 333-87803, and 333-91693 on Forms S-8 and 333-73157 on Form S-3 of
Louisiana-Pacific Corporation of our report dated January 28, 2000, appearing in the Annual Report on Form 10-K of Louisiana-Pacific Corporation for the year ended December 31, 1999.

/s/ DELOITTE & TOUCHE LLP

Portland, Oregon
March 14, 2000